UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2025

Robinhood Markets, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40691	46-4364776

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Willow Road
Menlo Park, CA 94025
(Address of principal executive offices) (Zip Code)

(844) 428-5411
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	HOOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01     Entry into a Material Definitive Agreement.

On March 21, 2025, Robinhood Securities, LLC (“RHS”), a subsidiary of Robinhood Markets, Inc. (the “Company” or “Robinhood”), entered into the Fourth Amended and Restated Credit Agreement (the “Credit Agreement”) among RHS, as borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, amending and restating the $2.25 billion 364-day senior secured revolving credit facility entered into in March 2024 (the “2024 RHS Credit Agreement”).

The Credit Agreement provides for a 364-day senior secured revolving credit facility with a total commitment of $2.65 billion. Under circumstances described in the Credit Agreement, the aggregate commitments may be increased by up to $1.325 billion, for a total commitment under the Credit Agreement of $3.975 billion. Borrowings under the credit facility must be specified to be Tranche A, Tranche B, Tranche C or a combination thereof, with each tranche being secured by different assets of RHS as set forth in the Credit Agreement. Borrowings under the Credit Agreement will bear interest at a rate per annum equal to the greatest of (i) Daily Simple SOFR (as defined in the Credit Agreement) plus 0.10%, (ii) the Federal Funds Effective Rate (as defined in the Credit Agreement) and (iii) the Overnight Bank Funding Rate (as defined in the Credit Agreement), in each case, as of the day the loan is initiated, plus an applicable margin rate. The applicable margin rate is 1.25% for Tranche A loans and 2.50% for Tranche B and Tranche C loans. Undrawn commitments will accrue commitment fees at a rate per annum equal to 0.50%.

The Credit Agreement requires RHS to maintain a minimum consolidated tangible net worth and a minimum excess net capital, and subjects RHS to a specified limit on minimum net capital to aggregate debit items. In addition, the Credit Agreement contains certain customary affirmative and negative covenants that are substantially the same as those contained in the 2024 RHS Credit Agreement, including limitations with respect to debt, liens, fundamental changes, asset sales, restricted payments, investments and transactions with affiliates, subject to certain exceptions. Consistent with the 2024 RHS Credit Agreement, amounts due under the Credit Agreement may be accelerated upon an “event of default,” as defined in the Credit Agreement, such as failure to pay amounts owed thereunder when due, breach of a covenant, material inaccuracy of a representation, or occurrence of bankruptcy or insolvency, subject in some cases to cure periods.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Director

On March 21, 2025, the board of directors (the “Board”) of Robinhood appointed John Hegeman to the Board, effective immediately. The Board also appointed him to serve on the Safety, Risk and Regulatory Committee, commencing concurrently with his Board service. Mr. Hegeman is an independent director, with an initial term expiring at Robinhood’s 2025 annual meeting of stockholders. In connection with Mr. Hegeman’s appointment, the Board increased the number of directors on the Board from nine to ten.

Mr. Hegeman will participate in Robinhood’s Non-Employee Director Compensation Program as described under “Director Compensation” in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission (“SEC”) on April 26, 2024. In addition, the Company has entered into an indemnification agreement with Mr. Hegeman, the form of which appears as Exhibit 10.1 to Robinhood's Amendment No. 1 to Form S-1 Registration Statement filed July 19, 2021.

There are no arrangements or understandings between Mr. Hegeman and any other persons pursuant to which he was selected as a director, he has no family relationships with any of Robinhood’s directors or executive officers, and he has no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

On March 25, 2025, Robinhood published a blog post announcing Mr. Hegeman’s appointment to the Board. A copy of that blog post is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Robinhood uses the “Overview” tab of its Investor Relations website (accessible at investors.robinhood.com/overview) and its Newsroom (accessible at newsroom.aboutrobinhood.com), as means of disclosing information to the public in a broad, non-exclusionary manner for purposes of the SEC’s Regulation Fair Disclosure (Reg. FD). Investors should routinely monitor those web pages, in addition to Robinhood’s press releases, SEC filings, and public conference calls and webcasts, as information posted on them could be deemed to be material information.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
Fourth Amended and Restated Credit Agreement, dated as of March 21, 2025, among Robinhood Securities, LLC, as borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent

99.1	Blog post dated March 25, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robinhood Markets, Inc.

Date:	March 25, 2025	By:	/s/ Jason Warnick
Name: Jason Warnick
Title: Chief Financial Officer